PROSPECTUS SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account

Supplement dated March 30, 2023,
to
Prospectuses dated October 17, 2022,
for
Prudential FlexGuard® Life IVUL Contracts

This supplement updates and amends certain information contained in the current prospectus and summary prospectus, as applicable, for your variable universal life insurance Contract, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.

The table in APPENDIX B: State Availability Or Variations Of Certain Features And Riders is hereby deleted and replaced with the following.

State	Feature or Rider	Availability or Variation
CO	Canceling the Contract (“Free-Look”)	Generally, you may return the Contract for a refund within 15 days after you receive it.
CO	Suicide Exclusion
Generally, if the insured, whether sane or insane, dies by suicide within one year from the issue date or reinstatement date, the Contract will end and we will return the premiums paid since issue/reinstatement, less any Contract Debt, and less any withdrawals.

CT	Living Needs BenefitSM Rider
The Nursing Home Option is not available.

Only a partial acceleration of the Death Benefit is allowed. The maximum amount that may be accelerated is 75%.

Certification of Terminal Illness can be performed by a licensed physician or Advanced Practice Registered Nurse.

The following sentence is deleted:

“No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit.”

The definition of Licensed Health Care Practitioner includes Advanced Practice Registered Nurse.

DC	Canceling the Contract (“Free-Look”)	Generally, you may return the Contract for a refund within 10 days after you receive it or within 45 days of the date the application was signed, whichever is later.
DC	Living Needs BenefitSM Rider	The Nursing Home Option is not available.
FL	Canceling the Contract (“Free-Look”)	Generally, you may return the Contract for a refund within 14 days after you receive it.
FL	BenefitAccess Rider	Fee for exercising the Terminal Illness Option is $100. The term Licensed Health Care Practitioner is replaced with Licensed Physician.
FL	Key Information; Transfers And Restrictions On Transfers	The maximum amount that can be allocated to the Variable Investment Options from the Index Strategy Segments (only at maturity) is the greatest of: (a) 25% of the maturity value of each Index Strategy Segment; (b) $5,000; and (c) the amount allocated to the Variable Investment Options by the Segment of the same Index Strategy that matured one year prior (if applicable).
FL	Living Needs BenefitSM Rider	Fee for exercising the rider is $100. The Nursing Home Option is not available.
ID	Canceling the Contract (“Free-Look”)	Generally, you may return the Contract for a refund within 20 days after you receive it.
PRODUCTSUP196
IVUL

PROSPECTUS SUPPLEMENT

KY	Living Needs BenefitSM Rider
The Living Needs BenefitSM allows you to elect to receive an accelerated payment of all of the Contract's Death Benefit, adjusted to reflect current value. Partial acceleration of the Death Benefit is not allowed.

MD	Canceling the Contract (“Free-Look”)	Generally, you may return the Contract for a refund within 10 days after you receive it or within 45 days of the date the application was signed, whichever is later.
MD	LAPSE AND REINSTATEMENT	In order to reinstate a lapsed Contract, any Contract Debt on the date of lapse must be restored or paid back. If the Contract Debt would exceed the loan value of the reinstated Contract, the excess amount must be repaid before reinstatement.
MI	Canceling the Contract (“Free-Look”)	Generally, you may return the Contract for a refund within 10 days after you receive it or within 45 days of the date the application was signed, whichever is later.
MI	Living Needs BenefitSM Rider	The Nursing Home Option is referred to as “Option A” and the Terminal Illness Option is referred to as “Option B.”
MN	Living Needs BenefitSM Rider	Unless converting from a Contract with an existing rider, the rider is not available for the first Contract Year for insureds 65 and older.
MO	Suicide Exclusion
Generally, if the insured, whether sane or insane, dies by suicide within one year from the issue date or reinstatement date, the Contract will end and we will return the premiums paid since issue/reinstatement, less any Contract Debt, and less any withdrawals.

NC	Canceling the Contract (“Free-Look”)	Generally, you may return the Contract for a refund within 10 days after you receive it or within 45 days of the date the application was signed, whichever is later.
ND	Canceling the Contract (“Free-Look”)	Generally, you may return the Contract for a refund within 20 days after you receive it.
ND	Suicide Exclusion
Generally, if the insured, whether sane or insane, dies by suicide within one year from the issue date or reinstatement date, the Contract will end and we will return the premiums paid since issue/reinstatement, less any Contract Debt, and less any withdrawals.

NM	Accidental Death Benefit Rider	A death resulting from injury must occur no more than 180 days after the injury.
OH	Living Needs BenefitSM Rider
The Living Needs BenefitSM allows you to elect to receive an accelerated payment of all of the Contract's Death Benefit, adjusted to reflect current value. Partial acceleration of the Death Benefit is not allowed.

PA	Accidental Death Benefit Rider	The following sentence is deleted: “A death resulting from injury must occur no more than 90 days after the injury.”
SC	Suicide Exclusion	The Suicide Exclusion subsection is replaced with the following:

If the insured, whether sane or insane, dies by suicide within two years from the issue date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals.
UT	Accidental Death Benefit Rider	A death resulting from injury must occur no more than 180 days after the injury.
VT	LAPSE AND REINSTATEMENT	In order to reinstate a lapsed Contract, any Contract Debt on the date of lapse with interest to date must be restored or repaid. If the Contract Debt would exceed the loan value of the reinstated Contract, the excess amount must be repaid before reinstatement.
WA	Accidental Death Benefit Rider	A death resulting from injury must occur no more than one year after the injury.
WA	Living Needs BenefitSM Rider	Not available.
WA	Suicide Exclusion	The Suicide Exclusion subsection is replaced with the following:

If the insured, whether sane or insane, dies by suicide within two years from the issue date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
PRODUCTSUP196
IVUL